MORGAN STANLEY Securitized Products Group	November 15, 2005

Computational Materials

$279,635,000

Approximate

Morgan Stanley Mortgage Loan Trust
2005-8SL

Mortgage Pass-Through Certificates,

Series 2005-8SL

$279,635,000

(Approximately)

Morgan Stanley Mortgage Capital Series 2005-8SL

Morgan Stanley Capital I Inc.

Depositor

HomEq Servicing Corp.

Servicer

Transaction Highlights

Offered Classes	Description	Balance ($) (3)	Expected Ratings (S&P / Moody’s)	Avg Life to Call / Mty(1)(2)	Payment Window To Call / Mty(1)(2)	Initial Subordination Level	Benchmark
A-1	Floater	[97,949,000]	AAA/Aaa	1.13 / 1.13	1 - 31 / 1 - 31	34.50%	1 Mo. LIBOR
A-2a	Floater	[59,746,000]	AAA/Aaa	0.65 / 0.65	1 - 16 / 1 - 16	34.50%	1 Mo. LIBOR
A-2b	Floater	[38,203,000]	AAA/Aaa	1.87 / 1.87	16 - 31 / 16 - 31	34.50%	1 Mo. LIBOR
M-1	Floater	14,505,000	AA+/Aa1	4.98 / 6.71	31 - 65 / 31 - 145	29.65%	1 Mo. LIBOR
M-2	Floater	16,000,000	AA/Aa2	4.76 / 5.16	48 - 65 / 48 - 131	24.30%	1 Mo. LIBOR
M-3	Floater	7,776,000	AA-/Aa3	4.27 / 4.66	44 - 65 / 44 - 126	21.70%	1 Mo. LIBOR
M-4	Floater	5,832,000	A+/A1	4.12 / 4.51	42 - 65 / 42 - 123	19.75%	1 Mo. LIBOR
M-5	Floater	5,981,000	A/A2	4.03 / 4.41	40 - 65 / 40 - 120	17.75%	1 Mo. LIBOR
M-6	Floater	5,532,000	A-/A3	3.96 / 4.34	38 - 65 / 38 - 117	15.90%	1 Mo. LIBOR
B-1	Floater	7,477,000	BBB+/Baa1	3.89 / 4.26	37 - 65 / 37 - 114	13.40%	1 Mo. LIBOR
B-2	Floater	4,934,000	BBB/Baa2	3.85 / 4.2	36 - 65 / 36 - 110	11.75%	1 Mo. LIBOR
B-3	Floater	4,635,000	BBB-/Baa3	3.82 / 4.16	35 - 65 / 35 - 106	10.20%	1 Mo. LIBOR
B-4	Fixed	6,131,000	BB+/Ba1	***Not Offered Hereby***			Fixed Rate
B-5	Fixed	4,934,000	BB/Ba2	***Not Offered Hereby***			Fixed Rate

Notes:

(1)

Certificates are priced to the first 10% Optional Clean-up Call Date.

(2)

Based on the pricing prepayment speed.  See details below.

(3)

Bond sizes subject to a variance of plus or minus 10%.

Issuer:	Morgan Stanley Mortgage Loan Trust Series 2005-8SL

Depositor:	Morgan Stanley Capital I Inc.

Top Contributors:	Fremont Investment and Loan, Inc.	46.41%
	American Home Mortgage Corp.	34.83%
	Morgan Stanley Mortgage Capital.	12.65%
	Aegis Mortgage Corporation	6.11%

Servicer:	HomEq Servicing Corp.; provided, however, that GMAC Mortgage Corporation will be Servicer of the Mortgage Loans until the servicing transfer date (expected to occur in December 2005)

Trustee:	Wells Fargo Bank, National Association

Managers:	Morgan Stanley (lead manager)

Auction Administrator:	Wells Fargo Bank, National Association

Rating Agencies:	Standard & Poor’s and Moody’s Investors Service

Class A Certificates:	The Class A-1, A-2a and A-2b Certificates

Class A-2 Certificates:	The Class A-2a and A-2b Certificates

Class M Certificates:	The Class M-1, M-2, M-3, M-4, M-5 and M-6 Certificates

Class B Certificates:	The Class B-1, B-2, B-3, B-4 and B-5 Certificates

Subordinate Certificates:	The Class M and B Certificates

Offered Certificates:	The Class A, M and B Certificates (except the Class B-4 and B-5 Certificates)

LIBOR Certificates:	The Offered Certificates

Fixed Rate Certificates:	The Class B-4 and B-5 Certificates

Expected Closing Date:	November 30, 2005 through DTC and, upon request, Euroclear or Clearstream. The Offered Certificates will be sold without accrued interest.

Cut-off Date:	November 1, 2005

Distribution Dates:	The 25th of each month, or if such day is not a business day, on the next business day, beginning December 27, 2005.

Final Scheduled Distribution Date:	The Distribution Date occurring in November 2035.

Optional Clean-up Call Date:

Each Distribution Date when the current aggregate principal balance of the Mortgage Loans and any related REO Properties is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Optional Termination of the Trust Fund by Purchaser or Auction:

Commencing with the first Optional Clean-up Call Date, the Auction Administrator shall solicit bids for the purchase of the Mortgage Loans from at least three institutions that are regular purchasers and/or sellers in the secondary market of residential whole mortgage loans similar to the Mortgage Loans.  If the Auction Administrator receives at least three bids for the Mortgage Loans, any related REO Property and any other property related to Mortgage Loans remaining in the trust fund (collectively, the “Assets”), and one of those bids is at least equal to the Minimum Auction Price, the Auction Administrator shall sell the Assets to the highest bidder (the “Auction Purchaser”) at the price offered by the Auction Purchaser (the “Mortgage Loan Auction Price”).  If the Auction Administrator receives less than three bids, or does not receive any bid that is at least equal to the Minimum Auction Price, the Auction Administrator shall, on each six-month anniversary of the initial Optional Clean-up Call Date, repeat these auction procedures until the Auction Administrator receives a bid that is at least equal to the Minimum Auction Price, at which time the Auction Administrator shall sell the Assets to the Auction Purchaser at that Mortgage Loan Auction Price; provided, however, that the Auction Administrator shall not be required to repeat these auction procedures on any Distribution Date for any six-month anniversary of the initial Optional Clean-up Call Date unless the Auction Administrator reasonably believes that there is a reasonable likelihood of receiving a bid of at least the Minimum Auction Price.

Commencing with the first Distribution Date following the first Optional Clean-up Call Date, if an auction is held but the Auction Administrator does not receive the Minimum Auction Price, then the Master Servicer will have the option, subject to the provisions of the pooling and servicing agreement, to purchase the Assets for a price equal to the sum of (a) 100% of the aggregate Stated Principal Balance of the Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property and (c) any related unreimbursed servicing advances.

Minimum Auction Price:

For any Distribution Date on which an auction is being held, the sum of (a) 100% of the current aggregate principal balance of the Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property in the trust fund and all other property related to in the trust fund being purchased, (c) any related unreimbursed servicing advances and (d) any expenses incurred by the Auction Administrator relating to the Auction process.

Due Period:	For any Distribution Date, the period beginning the second day of the calendar month preceding and ending the first day of the month in which the Distribution Date occurs.

Interest Accrual Period:

For the LIBOR Certificates and any Distribution Date, the one-month period commencing on the 25th day of the month prior to the month in which that Distribution Date occurs and ending on the 24th day of the month in which that Distribution Date occurs (on an Actual/360 day count basis).

Mortgage Loans:

The Trust will consist of a single group of collateral.  The LIBOR Certificates herein represent interest in the “Mortgage Loans.”  As of the Cut-off Date, the “Mortgage Loans” consist of fixed rate residential, second-lien mortgage loans with a principal balance of approximately $299,081,029.

Pricing Prepayment Speed:	· Fixed Rate Mortgage Loans: CPR starting at approximately 20% CPR in month 1 and increasing to 35% CPR in month 12 (15%/11 increase for each month), and remaining at 35% CPR thereafter

Credit Enhancement:

The Offered Certificates and Fixed Rate Certificates are credit enhanced by:

1)

Net monthly excess cashflow from the Mortgage Loans,

2)

Approximately 6.50% overcollateralization (funded upfront).  On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 13.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, and

3)

Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement Percentage:

For any Distribution Date, the percentage obtained by dividing (x) the aggregate Class Principal Balance of the Subordinate Certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-down Date:

The later to occur of:

(x)

The earlier of:

(a)

The Distribution Date occurring in December 2008; and

(b)

The Distribution Date on which the Aggregate Class Principal Balance of the Class A Certificates is zero; and

(y)

The first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the Offered Certificates and the Fixed Rate Certificates on the applicable Distribution Date) is greater than or equal to approximately 69.00%.

Trigger Event:	Either a Delinquency Trigger Event or a Cumulative Loss Trigger Event.

Delinquency Trigger Event:

A Delinquency Trigger Event is in effect on any Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [11.55]% of the prior period’s Senior Enhancement Percentage.  The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss Trigger Event:

A Cumulative Loss Trigger Event is in effect on any Distribution Date if the aggregate amount of Realized Losses  incurred on the Mortgage Loans since the Cut-off Date through the last day of the related prepayment period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such distribution date:

Months 25 – 36

[2.30]% for the first month, plus an additional [0.23750]% for each month thereafter

Months 37 – 48

[5.15]% for the first month, plus an additional [0.23333]% for each month thereafter

Months 49 – 60

[7.95]% for the first month, plus an additional [0.18750]% for each month thereafter

Months 61 – 72

[10.20]% for the first month, plus an additional [0.04167]% for each month thereafter

Months 73 – thereafter

[10.70]%

Initial Subordination Percentage:

Class A:

34.50%

Class M-1:

29.65%

Class M-2:

24.30%

Class M-3:

21.70%

Class M-4:

19.75%

Class M-5:

17.75%

Class M-6:

15.90%

Class B-1:

13.40%

Class B-2:

11.75%

Class B-3:

10.20%

Class B-4:

  8.15%

Class B-5:

  6.50%

Step-up Coupons:

For all Offered Certificates the coupon will increase after the first Optional Clean-up Call Date, should the call not be exercised.  The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Classes of LIBOR Certificates after the first Optional Clean-up Call Date and increase 50bps for the Fixed Rate Certificates.

Class A-1 Pass-Through Rate:

The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class A-2a Pass-Through Rate:

The Class A-2a Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class A-2b Pass-Through Rate:

The Class A-2b Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class M-1 Pass-Through Rate:

The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class M-2 Pass-Through Rate:

The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class M-3 Pass-Through Rate:

The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class M-4 Pass-Through Rate:

The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class M-5 Pass-Through Rate:

The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class M-6 Pass-Through Rate:

The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class B-1 Pass-Through Rate:

The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class B-2 Pass-Through Rate:

The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Class B-3 Pass-Through Rate:

The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net Wac Cap.

Net Wac Cap:

As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and other fee rates on an Actual/360 basis for the LIBOR Certificates.

Class A-1, A-2a, A-2b, M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, and B-3 Basis Risk Carry Forward Amounts:

As to any Distribution Date, the basis risk carry forward amount for each of the Class A-1, A-2a, A-2b, M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, and B-3 Certificates will equal the sum of:

(i)

The excess, if any, of interest that would otherwise be due on such Class at such Class’s applicable Pass-Through Rate (without regard to the Net Wac Cap) over interest due such Class at a rate equal to the Net Wac Cap;

(ii)

Any Basis Risk Carry Forward Amount for such Class remaining unpaid from prior Distribution Dates; and

(iii)

Interest on the amount in clause (ii) at the Class’ applicable Pass-Through Rate for that Distribution Date (without regard to the Net Wac Cap).

Interest Distributions on Offered Certificates and the Fixed Rate Certificates:

On each Distribution Date and after payments of servicing and other expenses, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i)

To the Class A-1, A-2a and A2b Certificates, pro rata, Accrued Certificate Interest and any unpaid interest shortfall amounts, other than basis risk, for each related Class;

(ii)

To the Class M-1 Certificates, its Accrued Certificate Interest;

(iii)

To the Class M-2 Certificates, its Accrued Certificate Interest;

(iv)

To the Class M-3 Certificates, its Accrued Certificate Interest;

(v)

To the Class M-4 Certificates, its Accrued Certificate Interest;

(vi)

To the Class M-5 Certificates, its Accrued Certificate Interest;

(vii)

To the Class M-6 Certificates, its Accrued Certificate Interest;

(viii)

To the Class B-1 Certificates, its Accrued Certificate Interest;

(ix)

To the Class B-2 Certificates, its Accrued Certificate Interest;

(x)

To the Class B-3 Certificates, its Accrued Certificate Interest;

(xi)

To the Class B-4 Certificates, its Accrued Certificate Interest; and

(xii)

To the Class B-5 Certificates, its Accrued Certificate Interest.

Principal Distributions on Offered Certificates and Fixed Rate Certificates:

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)

to the Class A Certificates, allocated between the Class A Certificates as described below, until the Class Princpal Balances have been reduced to zero;

(ii)

to the Class M-1 Certificates, until the Class Principal Balance thereof has been reduced to zero;

(iii)

to the Class M-2 Certificates, until the Class Principal Balance thereof has been reduced to zero;

(iv)

to the Class M-3 Certificates, until the Class Principal Balance thereof has been reduced to zero;

(v)

to the Class M-4 Certificates, until the Class Principal Balance thereof has been reduced to zero;

(vi)

to the Class M-5 Certificates, until the Class Principal Balance thereof has been reduced to zero;

(vii)

to the Class M-6 Certificates, until the Class Principal Balance thereof has been reduced to zero;

(viii)

to the Class B-1 Certificates, until the Class Principal Balance thereof has been reduced to zero;

(ix)

to the Class B-2 Certificates, until the Class Principal Balance thereof has been reduced to zero;

(x)

to the Class B-3 Certificates, until the Class Principal Balance thereof has been reduced to zero;

(xi)

to the Class B-4 Certificates, until the Class Principal Balance thereof has been reduced to zero; and

(xii)

to the Class B-5 Certificates, until the Class Principal Balance thereof has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)

to the Class A Certificates, allocated between the Class A Certificates as described below, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until the aggregate Class Principal Balance thereof have been reduced to zero;

(ii)

to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

(iii)

to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

(iv)

to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

(v)

to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

(vi)

to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

(vii)

to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

(viii)

to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

(ix)

to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

(x)

to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero;

(xi)

to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero; and

(xii)

to the Class B-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-5 Principal Distribution Amount, until the Class Principal Balance thereof has been reduced to zero.

Class A Principal Allocation:

Any principal distributions allocated to the Class A Certificates will be distributed pro rata to the Class A-1 and A-2 Certificates.  Principal distributions allocated to the Class A-2 certificates will be distributed sequentially to the Class A-2a and A-2b Certificates.

Allocation of Net Monthly Excess Cashflow:

For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

(i)

to pay the holders of the Offered Certificates and Fixed Rate Certificates in respect of principal (in the order of priority as described above under “Principal Distributions on the Offered Certificates and Fixed Rate Certificates”), until the target overcollateralization amount has been achieved:

(ii)

to the Class M-1 Certificates, the unpaid interest shortfall amount;

(iii)

to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

(iv)

to the Class M-2 Certificates, the unpaid interest shortfall amount;

(v)

to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

(vi)

to the Class M-3 Certificates, the unpaid interest shortfall amount;

(vii)

to the Class M-3 Certificates, the allocated unreimbursed realized loss amount;

(viii)

to the Class M-4 Certificates, the unpaid interest shortfall amount;

(ix)

to the Class M-4 Certificates, the allocated unreimbursed realized loss amount;

(x)

to the Class M-5 Certificates, the unpaid interest shortfall amount;

(xi)

to the Class M-5 Certificates, the allocated unreimbursed realized loss amount;

(xii)

to the Class M-6 Certificates, the unpaid interest shortfall amount;

(xiii)

to the Class M-6 Certificates, the allocated unreimbursed realized loss amount;

(xiv)

to the Class B-1 Certificates, the unpaid interest shortfall amount;

(xv)

to the Class B-1 Certificates, the allocated unreimbursed realized loss amount;

(xvi)

to the Class B-2 Certificates, the unpaid interest shortfall amount;

(xvii)

to the Class B-2 Certificates, the allocated unreimbursed realized loss amount;

(xviii)

to the Class B-3 Certificates, the unpaid interest shortfall amount;

(xix)

to the Class B-3 Certificates, the allocated unreimbursed realized loss amount;

(xx)

to the Class B-4 Certificates, the unpaid interest shortfall amount;

(xxi)

to the Class B-4 Certificates, the allocated unreimbursed realized loss amount;

(xxii)

to the Class B-5 Certificates, the unpaid interest shortfall amount;

(xxiii)

to the Class B-5 Certificates, the allocated unreimbursed realized loss amount;

(xxiv)

concurrently, any Class A Basis Risk Carry Forward Amount to the Class A-1 and A-2 Certificates, pro rata; and

(xxv)

sequentially, to Classes M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3 Certificates, in such order, in each case an amount up to the amount of the Basis Risk Carry Forward Amount for such Class.

Interest Remittance Amount:	For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate Interest:

For any Distribution Date and each Class of the Offered Certificates and Fixed Rate Certificates, the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers’ Civil Relief Act or similar state law allocated to such Class.

Principal Distribution Amount:	On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount:	On any Distribution Date, the excess of (i) the aggregate principal remittance amount over (ii) the Excess Subordinated Amount, if any.

Net Monthly Excess Cashflow:

For any Distribution Date is the amount of funds available from the Mortgage Loans for distribution on such Distribution Date remaining after making all distributions of interest and principal on the Offered Certificates and Fixed Rate Certificates Certificates.

Extra Principal Distribution Amount:

For any Distribution Date and the Offered Certificates and Fixed Rate Certificates the lesser of (i) the excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and other fees and expenses), over (y) the sum of interest payable on the Offered Certificates and Fixed Rate Certificates on such Distribution Date and (ii) the Overcollateralization Deficiency Amount for such Distribution Date.

Overcollateralization Deficiency Amount:	The excess of the (i) target overcollateralization amount and (ii) the current overcollateralization amount for such Distribution Date.

Excess Subordinated Amount:	For any Distribution Date, means the excess, if any of (i) the overcollateralization amount and (ii) the target overcollateralization amount for such Distribution Date.

Class A Principal Distribution Amount:

For any Distribution Date, an amount equal to the excess of (x) the aggregate Class Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 31.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,495,405.14.

Class M-1 Principal Distribution Amount:

For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Class Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 40.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,495,405.14.

Class M-2 Principal Distribution Amount:

For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 51.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,495,405.14.

Class M-3 Principal Distribution Amount:

For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Class Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 56.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,495,405.14.

Class M-4 Principal Distribution Amount:

For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Class Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Class Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 60.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,495,405.14.

Class M-5 Principal Distribution Amount:

For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (vi) the Class Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 64.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,495,405.14.

Class M-6 Principal Distribution Amount:

For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) (vi) the Class Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (vii) the Class Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 68.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,495,405.14.

Class B-1 Principal Distribution Amount:

For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) (vi) the Class Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Class Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date)  and (viii) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 73.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,495,405.14.

Class B-2 Principal Distribution Amount:

For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) (vi) the Class Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Class Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Class Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (ix) the Class Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 76.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,495,405.14.

Class B-3 Principal Distribution Amount:

For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) (vi) the Class Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Class Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Class Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (ix) the Class Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (x) the Class Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 79.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,495,405.14.

Class B-4 Principal Distribution Amount:

For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) (vi) the Class Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Class Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Class Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (ix) the Class Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (x) the Class Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date) and (xi) the Class Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 83.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,495,405.14.

Class B-5 Principal Distribution Amount:

For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) (iv) the Class Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Class Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) (vi) the Class Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Class Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Class Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (ix) the Class Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (x) the Class Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), (xi) the Class Principal Balance of the Class B-4 Certificates (after taking into account the payment of the Class B-4 Principal Distribution Amount on such Distribution Date)  and (xii) the Class Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,495,405.14.

Trust Tax Status:	REMIC.

ERISA Eligibility:	Subject to the considerations in the Prospectus, all Offered Certificates are ERISA eligible.

SMMEA Eligibility:	It is anticipated that none of the Class A, M or B Certificates will be SMMEA eligible.

Prospectus:

The Class A, M and B Certificates (except the Fixed Rate Certificates) are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Weighted Average Life Sensitivity

To CALL

	PPC	25%	50%	75%	100%	125%	150%	175%
A-1	WAL (yrs)	5.32	3.03	1.86	1.13	0.88	0.71	0.59
	First Payment Date	12/27/2005	12/27/2005	12/27/2005	12/27/2005	12/27/2005	12/27/2005	12/27/2005
	Expected Final Maturity	10/25/2020	3/25/2017	5/25/2013	6/25/2008	11/25/2007	6/25/2007	2/25/2007
	Window	1 - 179	1 - 136	1 - 90	1 - 31	1 - 24	1 - 19	1 - 15
A-2a	WAL (yrs)	2.46	1.29	0.87	0.65	0.52	0.43	0.36
	First Payment Date	12/27/2005	12/27/2005	12/27/2005	12/27/2005	12/27/2005	12/27/2005	12/27/2005
	Expected Final Maturity	2/25/2011	7/25/2008	8/25/2007	3/25/2007	11/25/2006	9/25/2006	7/25/2006
	Window	1 - 63	1 - 32	1 - 21	1 - 16	1 - 12	1 - 10	1 - 8
A-2b	WAL (yrs)	9.79	5.75	3.42	1.87	1.45	1.16	0.96
	First Payment Date	2/25/2011	7/25/2008	8/25/2007	3/25/2007	11/25/2006	9/25/2006	7/25/2006
	Expected Final Maturity	10/25/2020	3/25/2017	5/25/2013	6/25/2008	11/25/2007	6/25/2007	2/25/2007
	Window	63 - 179	32 - 136	21 - 90	16 - 31	12 - 24	10 - 19	8 - 15
M-1	WAL	12.20	7.46	5.65	4.98	3.56	2.84	2.52
	First Payment Date	11/25/2012	6/25/2009	4/25/2010	6/25/2008	11/25/2007	6/25/2007	2/25/2007
	Expected Final Maturity	10/25/2020	3/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009	6/25/2008
	Window	84 - 179	43 - 136	53 - 90	31 - 65	24 - 49	19 - 39	15 - 31
M-2	WAL	12.20	7.46	5.29	4.76	3.70	2.92	2.22
	First Payment Date	11/25/2012	6/25/2009	9/25/2009	11/25/2009	1/25/2009	5/25/2008	10/25/2007
	Expected Final Maturity	10/25/2020	3/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009	6/25/2008
	Window	84 - 179	43 - 136	46 - 90	48 - 65	38 - 49	30 - 39	23 - 31
M-3	WAL	12.20	7.46	5.16	4.27	3.29	2.60	2.02
	First Payment Date	11/25/2012	6/25/2009	7/25/2009	7/25/2009	9/25/2008	2/25/2008	8/25/2007
	Expected Final Maturity	10/25/2020	3/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009	6/25/2008
	Window	84 - 179	43 - 136	44 - 90	44 - 65	34 - 49	27 - 39	21 - 31
M-4	WAL	12.20	7.46	5.12	4.12	3.17	2.50	1.96
	First Payment Date	11/25/2012	6/25/2009	6/25/2009	5/25/2009	8/25/2008	1/25/2008	7/25/2007
	Expected Final Maturity	10/25/2020	3/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009	6/25/2008
	Window	84 - 179	43 - 136	43 - 90	42 - 65	33 - 49	26 - 39	20 - 31
M-5	WAL	12.21	7.46	5.09	4.03	3.09	2.45	1.93
	First Payment Date	11/25/2012	6/25/2009	5/25/2009	3/25/2009	6/25/2008	12/25/2007	6/25/2007
	Expected Final Maturity	10/25/2020	3/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009	6/25/2008
	Window	84 - 179	43 - 136	42 - 90	40 - 65	31 - 49	25 - 39	19 - 31
M-6	WAL	12.21	7.46	5.06	3.96	3.03	2.40	1.90
	First Payment Date	11/25/2012	6/25/2009	4/25/2009	1/25/2009	5/25/2008	11/25/2007	5/25/2007
	Expected Final Maturity	10/25/2020	3/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009	6/25/2008
	Window	84 - 179	43 - 136	41 - 90	38 - 65	30 - 49	24 - 39	18 - 31
B-1	WAL	12.20	7.46	5.04	3.89	2.99	2.36	1.87
	First Payment Date	11/25/2012	6/25/2009	3/25/2009	12/25/2008	4/25/2008	10/25/2007	5/25/2007
	Expected Final Maturity	10/25/2020	3/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009	6/25/2008
	Window	84 - 179	43 - 136	40 - 90	37 - 65	29 - 49	23 - 39	18 - 31
B-2	WAL	12.21	7.46	5.03	3.85	2.94	2.33	1.86
	First Payment Date	11/25/2012	6/25/2009	2/25/2009	11/25/2008	3/25/2008	9/25/2007	4/25/2007
	Expected Final Maturity	10/25/2020	3/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009	6/25/2008
	Window	84 - 179	43 - 136	39 - 90	36 - 65	28 - 49	22 - 39	17 - 31
B-3	WAL	12.21	7.46	5.01	3.82	2.92	2.32	1.83
	First Payment Date	11/25/2012	6/25/2009	2/25/2009	10/25/2008	2/25/2008	9/25/2007	4/25/2007
	Expected Final Maturity	10/25/2020	3/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009	6/25/2008
	Window	84 - 179	43 - 136	39 - 90	35 - 65	27 - 49	22 - 39	17 - 31

Weighted Average Life Sensitivity

To MATURITY

	PPC	25%	50%	75%	100%	125%	150%	175%
A-1	WAL (yrs)	5.57	3.17	1.99	1.13	0.88	0.71	0.59
	First Payment Date	12/27/2005	12/27/2005	12/27/2005	12/27/2005	12/27/2005	12/27/2005	12/27/2005
	Expected Final Maturity	1/25/2034	10/25/2026	9/25/2020	6/25/2008	11/25/2007	6/25/2007	2/25/2007
	Window	1 - 338	1 - 251	1 - 178	1 - 31	1 - 24	1 - 19	1 - 15
A-2a	WAL (yrs)	2.46	1.29	0.87	0.65	0.52	0.43	0.36
	First Payment Date	12/27/2005	12/27/2005	12/27/2005	12/27/2005	12/27/2005	12/27/2005	12/27/2005
	Expected Final Maturity	2/25/2011	7/25/2008	8/25/2007	3/25/2007	11/25/2006	9/25/2006	7/25/2006
	Window	1 - 63	1 - 32	1 - 21	1 - 16	1 - 12	1 - 10	1 - 8
A-2b	WAL (yrs)	10.44	6.13	3.75	1.87	1.45	1.16	0.96
	First Payment Date	2/25/2011	7/25/2008	8/25/2007	3/25/2007	11/25/2006	9/25/2006	7/25/2006
	Expected Final Maturity	1/25/2034	10/25/2026	9/25/2020	6/25/2008	11/25/2007	6/25/2007	2/25/2007
	Window	63 - 338	32 - 251	21 - 178	16 - 31	12 - 24	10 - 19	8 - 15
M-1	WAL	13.27	8.07	6.20	6.71	4.90	3.85	3.34
	First Payment Date	11/25/2012	6/25/2009	4/25/2010	6/25/2008	11/25/2007	6/25/2007	2/25/2007
	Expected Final Maturity	6/25/2033	4/25/2025	7/25/2020	12/25/2017	1/25/2015	1/25/2013	8/25/2011
	Window	84 - 331	43 - 233	53 - 176	31 - 145	24 - 110	19 - 86	15 - 69
M-2	WAL	13.27	8.06	5.84	5.16	4.02	3.16	2.41
	First Payment Date	11/25/2012	6/25/2009	9/25/2009	11/25/2009	1/25/2009	5/25/2008	10/25/2007
	Expected Final Maturity	2/25/2033	9/25/2024	6/25/2020	10/25/2016	3/25/2014	5/25/2012	1/25/2011
	Window	84 - 327	43 - 226	46 - 175	48 - 131	38 - 100	30 - 78	23 - 62
M-3	WAL	13.26	8.04	5.71	4.66	3.60	2.83	2.21
	First Payment Date	11/25/2012	6/25/2009	7/25/2009	7/25/2009	9/25/2008	2/25/2008	8/25/2007
	Expected Final Maturity	8/25/2032	11/25/2023	4/25/2020	5/25/2016	11/25/2013	2/25/2012	10/25/2010
	Window	84 - 321	43 - 216	44 - 173	44 - 126	34 - 96	27 - 75	21 - 59
M-4	WAL	13.25	8.03	5.65	4.51	3.47	2.73	2.15
	First Payment Date	11/25/2012	6/25/2009	6/25/2009	5/25/2009	8/25/2008	1/25/2008	7/25/2007
	Expected Final Maturity	4/25/2032	6/25/2023	12/25/2019	2/25/2016	8/25/2013	12/25/2011	9/25/2010
	Window	84 - 317	43 - 211	43 - 169	42 - 123	33 - 93	26 - 73	20 - 58
M-5	WAL	13.24	8.02	5.62	4.41	3.39	2.67	2.11
	First Payment Date	11/25/2012	6/25/2009	5/25/2009	3/25/2009	6/25/2008	12/25/2007	6/25/2007
	Expected Final Maturity	1/25/2032	1/25/2023	9/25/2019	11/25/2015	6/25/2013	11/25/2011	8/25/2010
	Window	84 - 314	43 - 206	42 - 166	40 - 120	31 - 91	25 - 72	19 - 57
M-6	WAL	13.23	8.01	5.58	4.34	3.33	2.62	2.08
	First Payment Date	11/25/2012	6/25/2009	4/25/2009	1/25/2009	5/25/2008	11/25/2007	5/25/2007
	Expected Final Maturity	9/25/2031	7/25/2022	5/25/2019	8/25/2015	4/25/2013	9/25/2011	7/25/2010
	Window	84 - 310	43 - 200	41 - 162	38 - 117	30 - 89	24 - 70	18 - 56
B-1	WAL	13.22	7.99	5.55	4.26	3.27	2.58	2.04
	First Payment Date	11/25/2012	6/25/2009	3/25/2009	12/25/2008	4/25/2008	10/25/2007	5/25/2007
	Expected Final Maturity	4/25/2031	2/25/2022	1/25/2019	5/25/2015	2/25/2013	7/25/2011	5/25/2010
	Window	84 - 305	43 - 195	40 - 158	37 - 114	29 - 87	23 - 68	18 - 54
B-2	WAL	13.19	7.97	5.52	4.20	3.22	2.54	2.02
	First Payment Date	11/25/2012	6/25/2009	2/25/2009	11/25/2008	3/25/2008	9/25/2007	4/25/2007
	Expected Final Maturity	9/25/2030	5/25/2021	7/25/2018	1/25/2015	11/25/2012	4/25/2011	3/25/2010
	Window	84 - 298	43 - 186	39 - 152	36 - 110	28 - 84	22 - 65	17 - 52
B-3	WAL	13.17	7.95	5.48	4.16	3.19	2.52	1.99
	First Payment Date	11/25/2012	6/25/2009	2/25/2009	10/25/2008	2/25/2008	9/25/2007	4/25/2007
	Expected Final Maturity	2/25/2030	10/25/2020	2/25/2018	9/25/2014	8/25/2012	2/25/2011	1/25/2010
	Window	84 - 291	43 - 179	39 - 147	35 - 106	27 - 81	22 - 63	17 - 50

Collateral Net WAC Cap Rate (Actual/360) (1)

Month	(%)	Month	(%)	Month	(%)
1	12.015	23	10.012	45	9.687
2	9.690	24	9.689	46	9.687
3	9.690	25	10.012	47	10.009
4	10.728	26	9.689	48	9.686
5	9.690	27	9.689	49	10.009
6	10.013	28	10.357	50	9.686
7	9.690	29	9.689	51	9.686
8	10.013	30	10.011	52	10.723
9	9.690	31	9.688	53	9.686
10	9.690	32	10.011	54	10.008
11	10.013	33	9.688	55	9.685
12	9.690	34	9.688	56	10.008
13	10.013	35	10.011	57	9.685
14	9.690	36	9.688	58	9.685
15	9.690	37	10.011	59	10.007
16	10.728	38	9.688	60	9.685
17	9.690	39	9.687	61	10.007
18	10.013	40	10.725	62	9.684
19	9.690	41	9.687	63	9.684
20	10.013	42	10.010	64	10.722
21	9.689	43	9.687	65	9.684
22	9.689	44	10.010	-	-

Assumes:

(1)

100% PPC

LIBOR Certificates Net WAC Cap Rate (Actual/360) (1,2)

Month	(%)	Month	(%)	Month	(%)
1	4.593	23	12.087	45	18.378
2	10.535	24	11.793	46	18.379
3	10.560	25	12.292	47	18.993
4	11.723	26	12.004	48	18.381
5	10.619	27	12.119	49	18.996
6	11.008	28	13.086	50	18.384
7	10.690	29	12.372	51	18.385
8	11.088	30	12.928	52	20.357
9	10.775	31	12.659	53	18.388
10	10.821	32	75.071	54	19.003
11	11.232	33	70.009	55	18.390
12	10.921	34	20.791	56	19.004
13	11.341	35	19.238	57	18.388
14	11.031	36	18.367	58	18.390
15	11.091	37	18.980	59	19.005
16	12.348	38	18.369	60	18.393
17	11.219	39	18.370	61	19.008
18	11.665	40	20.340	62	18.396
19	11.361	41	18.373	63	18.398
20	11.820	42	18.986	64	20.371
21	11.520	43	18.375	65	18.401
22	11.606	44	18.989	-	-

Assumes:

(1)

100% PPC

(2)

1 Month LIBOR = 20%

Excess Spread Before Losses (%)(1)

Month	Excess Spread(%)[2]	Excess Spread(%)[3]	Month	Excess Spread(%)[2]	Excess Spread(%)[3]	Month	Excess Spread(%)[2]	Excess Spread(%)[3]
1	6.316	6.316	23	5.642	5.133	45	5.440	4.821
2	5.491	5.333	24	5.519	4.996	46	5.440	4.816
3	5.491	5.187	25	5.650	5.145	47	5.571	4.963
4	5.901	5.517	26	5.529	5.008	48	5.441	4.809
5	5.491	5.001	27	5.534	5.016	49	5.572	4.958
6	5.627	5.063	28	5.785	5.306	50	5.441	4.805
7	5.491	4.856	29	5.545	5.040	51	5.441	4.804
8	5.626	5.041	30	5.671	5.188	52	5.833	5.256
9	5.491	4.837	31	5.556	5.061	53	5.441	4.800
10	5.491	4.809	32	5.685	5.209	54	5.572	4.950
11	5.625	5.006	33	5.400	4.885	55	5.441	4.797
12	5.490	4.862	34	5.228	4.692	56	5.572	4.946
13	5.623	5.010	35	5.401	4.860	57	5.441	4.793
14	5.490	4.877	36	5.323	4.747	58	5.442	4.791
15	5.489	4.895	37	5.499	4.934	59	5.572	4.941
16	5.885	5.361	38	5.392	4.798	60	5.442	4.787
17	5.491	4.927	39	5.415	4.816	61	5.573	4.937
18	5.626	5.094	40	5.814	5.272	62	5.442	4.783
19	5.499	4.957	41	5.424	4.824	63	5.442	4.781
20	5.632	5.111	42	5.560	4.978	64	5.834	5.235
21	5.506	4.971	43	5.433	4.827	65	5.443	4.776
22	5.511	4.980	44	5.568	4.975

Assumes:

(1)

100% PPC

(2)

1 Month LIBOR = 4.1964

(3)

Forward LIBOR

CDR Table

The tables below describe the Constant Default Rate (“CDR”), and the related cumulative loss on the Mortgage Loans at which the first dollar or more of loss is incurred.  Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 100% P&I advancing (3) 100% loss severity, (4) 6-month lag from default to loss and (5) triggers fail (i.e., no stepdown).

	Static LIBOR = 4.1964%			FWD LIBOR
Class	CDR	Cumulative Loss %	Class	CDR	Cumulative Loss %
M1	21.0	36.45%	M1	20.4	35.69%
M2	17.2	31.43%	M2	16.6	30.59%
M3	15.5	29.01%	M3	14.9	28.13%
M4	14.3	27.23%	M4	13.7	26.31%
M5	13.1	25.39%	M5	12.5	24.44%
M6	12.0	23.64%	M6	11.4	22.66%
B1	10.5	21.16%	B1	9.9	20.14%
B2	9.5	19.44%	B2	8.9	18.39%
B3	8.6	17.85%	B3	8.1	16.95%
B4	7.7	16.22%	B4	7.2	15.29%
B5	7.0	14.91%	B5	6.6	14.15%

Collateral Summary

Aggregate Outstanding Principal Balance			$299,081,029
Aggregate Original Principal Balance			$300,515,731
Number of Mortgage Loans			5,380

	Average	Maximum	Minimum
Original Principal Balance	$55,858	$490,000	$5,000
Outstanding Principal Balance	$55,591	$488,533	$33.66
	Weighted Average	Maximum	Minimum
Original Term (mos)	259	360	60
Stated Remaining Term (mos)	255	359	54
Loan Age (mos)	4	13	0
Current Interest Rate:	10.513%	17.625%	6.125%
Combined Original Loan-to-Value	97.53%	100.00%	25.53%
Credit Score	678	817	541

		Earliest	Latest
Maturity Date		05/01/2010	10/01/2035

Lien Position	Percent of Mortgage Pool	Year of Origination	Percent of Mortgage Pool
2nd Lien	100.00%	2003 and before	0.00%
		2004	0.25%
Occupancy	Percent of Mortgage Pool	2005	99.75%
Primary	82.19%
Second Home	2.85%	Property Type	Percent of Mortgage Pool
Investment	14.96%	Single Family Residence	65.92%
		PUD	15.75%
Loan Purpose	Percent of Mortgage Pool	Condominium	6.95%
Purchase	85.28%	Two-to-Four Family	11.25%
Refinance - Rate/Term	1.08%	Townhouse	0.13%
Refinance - Cashout	13.65%	Rowhouse	0.00%

Loan Type	Percent of Mortgage Pool	Amortization Type	Percent of Mortgage Pool
Fixed Rate	100.00%	Fully Amoritizing	48.94%
		Balloon	51.06%

FOR ADDITIONAL INFORMATION PLEASE CALL:

Morgan Stanley
Structured Finance
Valerie Kay	(212) 761-2162
Lydia Foo	(212) 761-1297
Forchi Chen	(212) 761-2154
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Rating Agencies
Standard and Poors
Rasool Alizadeh	(212) 438-3136

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Moni Banerjee	(212) 553-4513

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